UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 12, 2010

STANLEY BLACK & DECKER, INC.

 (Exact name of registrant as specified in its charter)

Connecticut	1-5244	06-0548860
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Stanley Drive, New Britain, Connecticut		06053
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(860) 225-5111
Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 [  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 [  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

           See disclosure contained in Item 2.03 below, which is incorporated herein by reference.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On March 12, 2010, pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of November 2, 2009 (the “Merger Agreement”), among The Stanley Works (“Stanley”), The Black & Decker Corporation (“Black & Decker”) and Blue Jay Acquisition Corp., a wholly owned subsidiary of Stanley (“Merger Sub”), Merger Sub merged with and into Black & Decker, with Black & Decker continuing as the surviving corporation and as a wholly owned subsidiary of Stanley (the “Merger”).

As a result of the Merger, each outstanding share of Black & Decker common stock was converted into the right to receive 1.275 shares of our common stock (“Stanley Common Stock”), with cash paid in lieu of fractional shares.  Based on the closing price of the Stanley Common Stock on March 11, 2010 the consideration received by Black & Decker stockholders had a value of approximately $4.7 billion.

As previously announced, we plan to begin conducting business under the name Stanley Black & Decker in conjunction with consummating the Merger, and we have formally changed our name to “Stanley Black & Decker, Inc.” effective on March 12, 2010.  Additional information regarding the Merger may be found in the press release issued by Stanley in connection with the announcement of the completion of the Merger, which is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is included as Exhibit 2.1 to this current report on Form 8-K and is incorporated by reference herein.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

New Credit Facility

           On March 12, 2010, Stanley Black & Decker, Inc. (the “Registrant”) entered into a 364-Day Credit Agreement (the “Credit Agreement”) with The Black & Decker Corporation, as Subsidiary Guarantor, and each of the initial lenders named therein, Citibank, N.A., as Administrative Agent, Citigroup Global Markets Inc. and Banc of America Securities LLC, as Lead Arrangers and Bookrunners, and Bank of America, N.A., as Syndication Agent, to obtain extensions of credit and revolving commitments aggregating $700 million (the “Credit Facility”).

Borrowings under the Credit Facility will bear interest at a floating rate or rates equal to, at the option of the Registrant, the Eurocurrency rate or the prime rate, plus a margin specified in the Credit Agreement for Eurocurrency rate advances.  A certain amount of the borrowings may be made in Euros or Pounds Sterling by certain designated subsidiaries of the Registrant.

The Registrant must repay all advances by the earlier of (i) March 11, 2011 or (ii) the date of termination in whole, at the election of the Registrant, of the commitments by the lenders under the Credit Facility, pursuant to the terms of the Credit Agreement. The Credit Agreement provides the Registrant with the right to request prior to the Termination Date to convert all outstanding Advances to a term loan with a maturity date no later than March 11, 2012, as determined by the Registrant as long as certain conditions specified in the Credit Agreement are satisfied.  The Registrant may be required to prepay any borrowings under the Credit Facility upon a change of control.

The Registrant does not anticipate it will draw on the Credit Facility in the near term.  The Credit Facility serves primarily as a backstop to the Registrant's commercial paper program.

The Credit Agreement contains covenants that include, among other things:

●
maintenance of an EBITDA interest covenant ratio which provides for the exclusion of certain restructuring charges and charges associated with the Merger as well as certain adjustments to reported interest;

●	a limitation on creating liens on certain property of the Registrant and its subsidiaries;
●	a restriction on mergers, consolidations and sales of substantially all of the assets of the Registrant or its subsidiaries;
●	a restriction on entering into certain sale-leaseback transactions.

The Credit Facility contains customary events of default. If an event of default occurs and is continuing, the Registrant might be required to repay all amounts outstanding under the Credit Facility.

The investment and commercial banking firms that are parties to the Credit Agreement or their affiliates have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending and/or commercial banking services for the Registrant and certain of its subsidiaries and affiliates.

The description contained herein is a summary of certain material terms of the Credit Agreement and is qualified in its entirety by reference to the Credit Agreement attached as Exhibit 10.4 hereto.

Cross-Guarantees

In connection with the Merger, on March 12, 2010, the Registrant and Black & Decker entered into supplemental indentures (the “Supplemental Indentures”) providing for (i) senior unsubordinated guarantees by Black & Decker (the “Black & Decker Guarantees”) of the Registrant’s existing notes described below and (ii) senior unsubordinated guarantees by the Registrant (the “Stanley Guarantees”) of Black & Decker’s existing notes described below.

The Black & Decker Guarantees are in respect of:

●	The Registrant’s 6.15% Notes due 2013 (the “Stanley 2013 Notes”);

●	The Registrant’s 4.9% Notes due 2012 (the “Stanley 2012 Notes”);

●	The Registrant’s convertible notes due 2012 (the “Stanley Convertible Notes”); and

●	The Registrant’s 5.0% Notes due 2010 (the “Stanley 2010 Notes” and, together with the Stanley 2013 Notes, the Stanley 2012 Notes and the Stanley Convertible Notes, the “Stanley Notes”).

Each of the Stanley Notes was issued under an Indenture, dated as of November 1, 2002 (the “Stanley Indenture”), between Stanley and The Bank of New York Mellon Trust Company, as successor trustee to JPMorgan Chase Bank, N.A.

The Stanley Guarantees are in respect of:

●	$300,000,000 aggregate principal amount of Black & Decker’s 5.75% Notes due 2016 (the “Black & Decker 2016 Notes”);

●	$350,000,000 aggregate principal amount of Black & Decker’s 8.95% Notes due 2014 (the “Black & Decker 2014 8.95% Notes”);

●	$300,000,000 aggregate principal amount of Black & Decker’s 4.75% Notes due 2014 (the “Black & Decker 2014 4.75% Notes”);

●	$400,000,000 aggregate principal amount of Black & Decker’s 7.125% Notes due 2011 (the “Black & Decker 2011 Notes”); and

●
$150,000,000 aggregate principal amount of 7.05% Notes due 2028 issued by Black & Decker Holdings, LLC (formerly Black & Decker Holdings Inc.), an indirect wholly-owned subsidiary of Black & Decker (the “Black & Decker 144A Notes” and, together with the Black & Decker 2016 Notes, the Black & Decker 2014 8.95% Notes, the Black & Decker 2014 4.75% Notes and the Black & Decker 2011 Notes,  the “Black & Decker Notes”).

The Stanley Guarantees are unsecured obligations of the Registrant, ranking equal in right of payment with all the Registrant’s existing and future unsecured and unsubordinated indebtedness.  Interest on each series of Black & Decker Notes is payable semi-annually.  Each of the Black & Decker Notes (other than the Black & Decker 144A Notes) and Black & Decker’s guarantee of the Black & Decker 144A Notes rank equally with all of Black & Decker’s other unsecured and unsubordinated indebtedness.

Each of the Black & Decker 2016 Notes and Black & Decker 2014 8.95% Notes was issued under an Indenture, dated as of November 16, 2006 (the “Black & Decker 2006 Indenture”), between Black & Decker and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee.  The Black & Decker 2014 4.75% Notes were issued under an Indenture, dated as of October 18, 2004 (the “Black & Decker 2004 Indenture”), between Black & Decker and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee.  The Black & Decker 2011 Notes were issued under an Indenture, dated as of June 5, 2001 (the “Black & Decker 2001 Indenture”), between Black & Decker and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee.  The Black & Decker 144A Notes were issued under an Indenture, dated as of June 26, 1998 (the “Black & Decker 1998 Indenture”), among Black & Decker Holdings, LLC (formerly Black & Decker Holdings Inc.), Black & Decker, as guarantor, and The Bank of New York Mellon (formerly known as The First National Bank of Chicago), as trustee.  The foregoing indentures are referred to collectively herein as the “Black & Decker Indentures.”

Each Black & Decker Indenture contains certain negative covenants that limit Black & Decker’s ability and the ability of certain of its subsidiaries to incur certain liens, engage in certain sale-leaseback transactions, and merge or consolidate or sell all or substantially all of Black & Decker's assets.  Each Black & Decker Indenture provides for customary events of default, including a failure by Black & Decker to pay the principal of, premium, if any, interest or additional amounts, if any, on any indebtedness in excess of $50,000,000, in the case of the Black & Decker 2006 Indenture and the Black & Decker 2004 Indenture, or $20,000,000, in the case of the Black & Decker 2001 Indenture and the Black & Decker 1998 Indenture, or acceleration of the maturity of such indebtedness in such amounts.  In addition, each of the Black & Decker Notes are redeemable, in whole or in part, at the issuer’s option, at the redemption price set forth in the applicable Black & Decker Indenture.

With respect to the Black & Decker 2016 Notes and Black & Decker 2014 8.95% Notes, upon the occurrence of a change of control repurchase event, unless Black & Decker has exercised its option to redeem such notes as described above, Black & Decker will be required to make an offer to repurchase all outstanding Black & Decker 2016 Notes and Black & Decker 2014 8.95% Notes at a price in cash equal to 101% of the principal amount of such notes, plus any accrued and unpaid interest to, but not including, the purchase date.  The change of control repurchase event is defined as both a change of control and a below investment grade rating event (i) that occurs within 60 days following public notice of the occurrence of a change of control, (ii) where the company’s senior unsecured debt is rated less than Baa3 by Moody’s and less than BBB- by S&P, each defined in the applicable indenture and (iii) the rating agency making the reduction in rating announces or informs the trustee in writing that the reduction was the result of an event relating to the change of control.  Based upon discussions with the ratings agencies, the Company expects that its senior unsecured debt, including the above referenced notes, will be rated A, Baa1, and A- by S&P, Moody’s and Fitch, respectively.

The foregoing description of the Supplemental Indentures, the Stanley Indentures and the Black & Decker Indenture is not complete and is qualified in its entirety by reference to the full and complete terms of the Supplemental Indentures, the Stanley Indenture and the Black & Decker Indentures which are attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7, 4.8 and 4.9 and are incorporated herein by reference.

Item 3.03.  Material Modifications to Rights of Security Holders.

The information described under Item 5.03 below is incorporated by reference herein.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Directors.

Effective upon completion of the Merger, Stanley expanded the size of our Board of Directors (the “Board”) from 9 to 15 members.  At such time, pursuant to the Merger Agreement, our Board appointed the individuals set forth below (each of whom served as a director of Black & Decker prior to the effective time of the Merger) to the Board to fill the vacancies created by such expansion until the next shareholders meeting at which directors are elected.

Name
Benjamin H. Griswold, IV
George W. Buckley
M. Anthony Burns
Manuel A. Fernandez
Nolan D. Archibald
Robert L. Ryan

            It is not known as of the filing date of this Current Report on which Board Committees each of the individuals listed above will serve.

In connection with their appointments as directors, each of the new directors listed above (except for Mr. Archibald) will participate in Stanley’s Restricted Stock Unit Plan for Non-Employee Directors.  A description of such plan can be found in Stanley’s Proxy Statement filed March 20, 2009 and is incorporated herein by reference.

Effective immediately upon completion of the Merger, John F. Lundgren resigned as Chairman of the Board and Nolan D. Archibald was elected as the new Chairman of the Board.

In connection with the consummation of the Merger, each of (i) Nolan D. Archibald’s Executive Chairman Agreement, (ii) John F. Lundgren’s Second Amended and Restated Employment Agreement and (iii) James M. Loree’s Employment Agreement have become effective.  Each of the agreements listed above was previously summarized in Stanley’s Current Report on Form 8-K filed on November 3, 2009, which is incorporated by reference in this Current Report on Form 8-K.

            Effective immediately upon completion of the Merger, Jack G. Breen was appointed as the Lead Independent Director of the Board, a newly created position.

Other Changes in Management

For information on additional changes in management made in connection with the Merger, see Item 8.01 below.

Amendment to Stanley 2009 Long-Term Incentive Plan

On March 12, 2010 Stanley shareholders approved the amendment to The Stanley Works 2009 Long-Term Incentive Plan (as so amended, the “Amended LTIP”) that was contemplated in conjunction with the consummation of the Merger.  The Stanley board of directors had previously adopted, subject to shareholder approval, the Amended LTIP on January 25, 2010.  These amendments are described in detail in our joint proxy statement-prospectus filed on December 4, 2009, as amended by Amendment No. 1 filed on January 15, 2010 and Amendment No. 2 filed on February 2, 2010 and declared effective on February 3, 2010 (the “Form S-4”) and are incorporated herein by reference.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Certificate of Incorporation

In connection with the Merger Agreement and as approved by our shareholders on March 12, 2010, Stanley filed a Certificate of Amendment to the Restated Certificate of Incorporation to (a) provide for an increase in the number of shares of Stanley stock authorized for issuance from 210,000,000 shares (divided into 200,000,000 common shares of par value of $2.50 per share and 10,000,000 preferred shares, without par value) to 310,000,000 shares (divided into 300,000,000 common shares of par value of $2.50 per share and 10,000,000 preferred shares, without par value); and (b) change the name of Stanley to “Stanley Black & Decker, Inc.”.  These amendments reflect changes contemplated or necessitated by the Merger Agreement and are described in detail in the Form S-4.

Our Certificate of Amendment to the Restated Certificate of Incorporation is incorporated by reference as Exhibit 3.1 to this current report on Form 8-K and is incorporated by reference herein.

Amendment to Bylaws

Effective March 12, 2010, Stanley amended and restated its Bylaws.  The primary purpose of the amendment, which did not require shareholder approval, was to implement certain changes necessitated by the Merger.  The following summary of the amendments to Stanley’s Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws filed as Exhibit 3.2 to this Current Report on Form 8-K, which is incorporated herein by reference.

Article I has been amended to provide that the Annual Meeting of shareholders may be held in any month each year.  The former provision limited the shareholder meeting to the months of February, March or April.

Article III has been amended to specify that the Lead Independent Director shall be part of the Executive Committee.

Article IV has been amended to (i) provide that the Board has the power to elect a Lead Independent Director, (ii) provide that the CEO (if such person is a Director) shall preside over meetings of the Board in the Chairman’s absence, (iii) create the position of Lead Independent Director, who shall preside over all meetings of the Board in the absence of both the Chairman and CEO.

Item 8.01.  Other Events.

Amendment to the Amended and Restated 5-Year Credit Agreement

Effective immediately upon the Merger, Stanley entered into Amendment No. 2 to the Amended and Restated Credit Agreement, dated as of February 27, 2008, among Stanley, the lenders party thereto and Citibank, N.A., as administrative agent.   Such Amendment No. 2 is attached hereto as Exhibit 10.5.

Changes in Management

Effective immediately upon completion of the Merger, the title of each of the following executive officers of Stanley will be as listed below:

Name	Position
John F. Lundgren	President & Chief Executive Officer
Donald Allan, Jr.	Senior Vice President & Chief Financial Officer
Jeffrey D. Ansell	Senior Vice President & Group Executive, Construction and DIY
Bruce H. Beatt	Senior Vice President, General Counsel and Secretary
D. Brett Bontrager	Senior Vice President & Group Executive, Convergent Security Solutions
Justin C. Boswell	Senior Vice President & Group Executive, Mechanical Security
Hubert W. Davis, Jr.	Senior Vice President & Chief Information Officers/SFS
Massimo Grassi	President, Industrial & Auto Repair
Mark J. Mathieu	Senior Vice President, Human Resources

                The responsibilities of those individuals listed above will be substantially similar to their responsibilities prior to the effective date of the Merger.

Effective immediately upon completion of the Merger, Stanley appointed five former executives of Black & Decker as executive officers of Stanley.  The names and positions of these five people are as listed below:

Name	Position
Jaime Ramirez	President, Construction & DIY, Latin America
Ben S. Sihota	President, Emerging Markets, Pacific Group
William Taylor	President, Professional Power Tools
Michael A. Tyll	President, Engineered Fastening
John Wyatt	President, Construction & DIY EMEA

Announcement of Completion of Merger

A copy of the press release announcing the completion of the Merger is attached as Exhibit 99.2 to this current report on Form 8-K and incorporated by reference herein.

Amendment and Restatement of Corporate Governance Guidelines

On March 12, 2010 the Stanley Board amended and restated Stanley’s Corporate Governance Guidelines.  The following summary of the amendments to Stanley’s Corporate Governance Guidelines does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Corporate Governance Guidelines filed as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference:

Section 1 was amended to clarify that the Board now has 15 members.

Section 2 was amended to (i) provide that the current practice of Stanley is to separate the offices of Chairman and CEO, rather than combine the two positions, (ii) clarify who, among the Chairman, CEO and Lead Independent Director, shall preside over meetings of the Board, (iii) clarify that the presiding Board member shall ensure that views, opinions and suggestions of other independent directors shall be adequately addressed with the Board and (iv) provide that the Chairman, jointly with the Lead Independent Director and the CEO shall determine the times and agendas of Board meetings, and at the beginning of each year, establish a schedule for such meetings.

Incorporation by Reference to Form S-3 shelf registration statement

On March 12, 2010, Stanley filed a prospectus supplement to its Form S-3 shelf registration statement relating to common stock to be issued to former employees of Black & Decker upon the exercise of stock options held by such former employees.  Such stock options were issued pursuant to the Black & Decker 1996 Stock Option Plan and the Black & Decker 2003 Stock Option Plan.  Such stock plans are attached hereto as Exhibits 10.6 and 10.7, respectively, for the purpose of incorporating such plans by reference into such Form S-3 shelf registration statement.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The historical audited consolidated financial statements of The Black & Decker Corporation and its subsidiaries required by Item 9.01(a) of Form 8-K are attached as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment or otherwise within 71 calendar days after March 18, 2010, the date by which this Current Report must be filed pursuant to General Instruction B.1. of Form 8-K.

(d)	Exhibits

The exhibits to this current report on Form 8-K are listed in the Exhibit Index, which appears at the end of this report and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stanley Black & Decker, Inc.

March 12, 2010	By:	/s/Bruce H. Beatt
Name:Bruce H. Beatt
Title: Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit	Description

2.1
Agreement and Plan of Merger dated as of November 2, 2009, among The Stanley Works, The Black & Decker Corporation and Blue Jay Acquisition Corp., a wholly owned subsidiary of Stanley (incorporated by reference to Exhibit 2.1 of our Current Report on Form 8-K filed on November 3, 2009).

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Stanley Black & Decker, Inc. dated as of March 12, 2010.

3.2	Amended and Restated Bylaws of Stanley Black & Decker, Inc. dated as of March 12, 2010.

4.1
Second Supplemental Indenture dated as of March 12, 2010 to the Indenture dated as of November 1, 2002 between The Stanley Works and The Bank of New York Mellon Trust Company, as successor trustee to JPMorgan Chase Bank, N.A.

4.2	Third Supplemental Indenture dated as of March 12, 2010, to the Indenture dated as of November 16, 2006 between The Black & Decker Corporation, and The Bank of New York, as trustee.

4.3	First Supplemental Indenture dated as of March 12, 2010, to the Indenture dated as of October 18, 2004 between The Black & Decker Corporation and the Bank of New York as trustee.

4.4	First Supplemental Indenture dated as of March 12, 2010, to the Indenture dated as of June 5, 2001, between The Black & Decker Corporation and the Bank of New York, as trustee.

4.5
First Supplemental Indenture dated as of March 12, 2010, to the Indenture dated as of June 26, 1998, by and among Black & Decker Holdings, Inc., as issuer, The Black & Decker Corporation, as guarantor and The First National Bank of Chicago, as trustee.

4.6	Indenture, dated as of November 16, 2006, between The Black & Decker Corporation and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee.

4.6(a)
First Supplemental Indenture dated as of November 16, 2006, to the Indenture dated as of November 16, 2006 between The Black & Decker Corporation and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee.

4.6(b)
Second Supplemental Indenture dated as of April 3, 2009, to the Indenture dated as of November 16, 2006 between The Black & Decker Corporation and The Bank of New York Mellon (formerly known as The Bank of New York), as Trustee.

4.7	Indenture, dated as of October 18, 2004, between The Black & Decker Corporation and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee.

4.8	Indenture dated as of June 5, 2001, by The Black & Decker Corporation with the Bank of New York, as trustee.

4.9	Indenture dated as of June 26, 1998, by and among Black & Decker Holdings, Inc., as issuer, The Black & Decker Corporation, as guarantor and The First National Bank of Chicago, as trustee.

10.1
Executive Chairman Agreement, dated as of November 2, 2009, among The Stanley Works and Nolan D. Archibald (incorporated by reference to Exhibit 10.3 of our Current Report on Form 8-K filed on November 3, 2009).

10.2
Second Amended and Restated Employment Agreement, dated as of November 2, 2009, among The Stanley Works and John F. Lundgren (incorporated by reference to Exhibit 10.1 of our Current Report on Form 8-K filed on November 3, 2009).

10.3	Employment Agreement, dated as of November 2, 2009, among The Stanley Works and James M. Loree (incorporated by reference to Exhibit 10.2 of our Current Report on Form 8-K filed on November 3, 2009).

10.4
 364-Day Credit Agreement dated as of March 12, 2010, among Stanley Black & Decker, Inc., The Black & Decker Corporation, as Subsidiary Guarantor, and each of the initial lenders named therein, Citibank, N.A., as Administrative Agent, Citigroup Global Markets Inc. and Banc of America Securities LLC, as Lead Arrangers and Book runners, and Bank of America, N.A., as Syndication Agent.

10.5	Amendment No. 2 to the Amended and Restated Credit Agreement among Stanley Black & Decker (formerly known as The Stanley Works), the Lenders party thereto and Citibank, N.A. as Agent for the Lenders.

10.6	The Black & Decker 1996 Stock Option Plan, as amended and restated (filed herewith).

10.7	The Black & Decker 2003 Stock Option Plan, as amended and restated (filed herewith).

10.8
The Stanley Works Restricted Stock Unit Plan for Non-Employee Directors amended and restated as of December 11, 2007 (incorporated by reference to Exhibit 10(xx) to Annual Report on Form 10-K for the year ended December 29, 2007).

23.1	Consent of Ernst & Young LLP independent auditor to The Black & Decker Corporation.

99.1	Amended and Restated Stanley Black & Decker, Inc. Corporate Governance Guidelines dated as of March 12, 2010.

99.2	Press release dated March 12, 2010, announcing the completion of the Merger.

99.3	The historical audited consolidated financial statements of The Black & Decker Corporation and its subsidiaries as of the fiscal year ended December 31, 2009.